Long Term Debt	6 Months Ended
Jun. 30, 2017
Debt Disclosure
Long Term Debt

7. Long-Term debt

On December 28, 2016, we entered into a loan and security agreement (the “Loan Agreement”) with Oxford Finance LLC (“Oxford”) and Horizon Technology Finance Corporation (“Horizon”) (collectively, the “Lenders”). The Loan Agreement provided for a $40 million credit facility, of which $20 million was borrowed initially. Under the Loan Agreement, we have access to two additional tranches of $10 million each, which would be available to us, subject to the achievement of certain specified milestones.

The borrowings pursuant to the Loan Agreement mature after 48 months. The Loan Agreement provides for interest-only payments initially for the first 18 months of the loan followed by an amortization period of 30 months, a final payment fee equal to 8% of the amount borrowed, and interest payable at an annual rate equal to the sum of 8.22% plus the greater of 0.53% or the 30-day US LIBOR rate. The credit facility provides that if we satisfy certain milestones and borrows the final $10 million tranche, the interest-only period would be extended by an additional six months and the amortization period would be 24 months. We have granted a security interest in substantially all of its existing assets and assets acquired by us in the future, including intellectual property. The Loan Agreement contains facility and prepayment fees, and customary affirmative and negative covenants, including a financial covenant regarding minimum amounts of net revenue and events of default and restricts the payment of cash dividends.  The Loan Agreement contains a material adverse change clause whereby a material adverse change in our business, operations or financial condition would be considered an event of default whereby the lenders could declare all amounts under the Loan Agreement as immediately due and payable. We incurred $1.3 million in debt discounts and $0.3 million of debt issuance costs relating to this Loan Agreement, each of which have been recorded as a reduction to the long-term debt. These amounts will be amortized over the outstanding period of the debt to interest expense using the effective interest rate method.

In connection with the execution of the Loan Agreement, we issued warrants to the Lenders to purchase an aggregate of 428,571 ordinary shares at an exercise price equal to $2.45 per share. The warrants were immediately exercisable and expire after ten years. We accounted for these warrants as equity, and the fair value was recorded into additional paid-in capital.

On March 31, 2017, we entered into an amendment to the Loan Agreement that was made effective as of January 27, 2017 and provided for an extension to the dates by which our Swedish subsidiary was required to enter into security documents granting security interests on certain of its assets in favor of Oxford, as collateral agent for the Lender, and to increase the amount of debt we can incur under, and the amount of cash collateral it can provide for purposes of, our corporate credit card program from $100,000 to $250,000.  In connection with the amendment, we paid $150,000 to the Lenders. The $150,000 was recorded as additional debt discount cost and will be amortized as an adjustment of interest expense over the remaining term of the Loan.

Future principal payments due under the Loan Agreement are as follows (in thousands):

Principal
Payments

2017	$—
2018	4,000
2019	8,000
2020	8,000
Total future payments	$20,000

On June 22, 2017, we notified the Lenders of our intentions to prepay our current Loan Agreement. Effective July 14, 2017 we retired the Loan Agreement and incurred a prepayment fee of $0.8 million and final payment interest charge of $1.6 million.